UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2008

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19975 Victor Parkway, Livonia, MI	48152
(Address of Principal Executive Offices)	(Zip Code)

(734) 591-3000

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Valassis Communications, Inc. 2008 Senior Executives Semi-Annual Bonus Plan

At the annual meeting of stockholders of Valassis Communications, Inc. (the “Company”) held on April 24, 2008 (the “2008 Annual Meeting”), the Company’s stockholders approved the Valassis Communications, Inc. 2008 Senior Executives Semi-Annual Bonus Plan (the “Bonus Plan”). The Bonus Plan became effective upon such stockholder approval. The Bonus Plan had previously been approved by the Company’s Board of Directors, upon the recommendation of its Compensation/Stock Option Committee, on February 28, 2008, subject to stockholder approval.

For a description of the terms and conditions of the Bonus Plan, see “Approval of the Valassis Communications, Inc. 2008 Senior Executives Semi-Annual Bonus Plan (Proposal 2)” and “Executive Compensation—Compensation Discussion and Analysis” in the Company’s Definitive Proxy Statement for the 2008 Annual Meeting filed with the United States Securities and Exchange Commission on March 20, 2008 (the “Proxy Statement”), which description is incorporated herein by reference. The foregoing is qualified in its entirety by reference to the copy of the Bonus Plan filed as Exhibit C to the Proxy Statement, which is incorporated herein by reference.

Approval of the Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan

At the 2008 Annual Meeting, the Company’s stockholders also approved the Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan (the “Omnibus Plan”). The Omnibus Plan became effective upon such stockholder approval. The Omnibus Plan had previously been approved by the Company’s Board of Directors, upon the recommendation of its Compensation/Stock Option Committee, on February 28, 2008, subject to stockholder approval.

For a description of the terms and conditions of the Omnibus Plan, see “Approval of the Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan (Proposal 3)” in the Proxy Statement, which description is incorporated herein by reference. The foregoing is qualified in its entirety by reference to the copy of the Omnibus Plan filed as Exhibit D to the Proxy Statement, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Valassis Communications, Inc. 2008 Senior Executives Semi-Annual Bonus Plan (incorporated herein by reference to Exhibit C to the Definitive Proxy Statement filed by Valassis Communications, Inc. with the United States Securities and Exchange Commission on March 8, 2008).

99.2	Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan (incorporated herein by reference to Exhibit D to the Definitive Proxy Statement filed by Valassis Communications, Inc. with the United States Securities and Exchange Commission on March 8, 2008).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.

	By:	/s/ Robert L. Recchia
Date: April 30, 2008	Name:	Robert L. Recchia
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Valassis Communications, Inc. 2008 Senior Executives Semi-Annual Bonus Plan (incorporated herein by reference to Exhibit C to the Definitive Proxy Statement filed by Valassis Communications, Inc. with the United States Securities and Exchange Commission on March 8, 2008).

99.2	Valassis Communications, Inc. 2008 Omnibus Incentive Compensation Plan (incorporated herein by reference to Exhibit D to the Definitive Proxy Statement filed by Valassis Communications, Inc. with the United States Securities and Exchange Commission on March 8, 2008).